UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K/A
(Amendment No. 1)
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 18, 2006
ALLIS-CHALMERS ENERGY INC.
(Exact name of registrant as specified in its charter)

Delaware	001-02199	39-0126090
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

5075 Westheimer
Suite 890
Houston, Texas	77056
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (713) 369-0550
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note
Item 9.01. Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
EXHIBIT 23.2
EXHIBIT 99.3
EXHIBIT 99.4
Consent of UHY Mann Frankfort Stein & Lipp CPAs, LLP
Financial Statements of Specialty
Pro Forma Financial Information
Explanatory Note
     As previously reported, on January 18, 2006, we completed our acquisition of all of the outstanding capital stock of Specialty Rental Tools, Inc., a Louisiana corporation, which we refer to as Specialty, pursuant to the stock purchase agreement described in Item 1.01 of our current report on Form 8-K filed with the Securities and Exchange Commission on December 27, 2005.
     On January 24, 2006, we filed a current report on Form 8-K disclosing the consummation of our acquisition of Specialty and included financial statements for the nine month period ended September 30, 2005 and the years ended December 31, 2004 and 2003 and related pro forma financial information. This current report on Form 8-K/A amends the initial current report on Form 8-K filed on January 24, 2006 to include the financial statements and pro forma information for the years ended December 31, 2005 and 2004.
Item 9.01 Financial Statements and Exhibits.
(a) Financial Statements of Business Acquired
The financial statements of Specialty for the years ended December 31, 2005 and 2004 and the report of UHY Mann Frankfort Stein & Lipp CPAs, LLP, independent public accountants, relating to such financial statements are attached hereto as Exhibit 99.3.
(b) Pro Forma Financial Information
The unaudited pro forma consolidated condensed financial statements of Allis-Chalmers for the years ended December 31, 2005 and 2004 are attached hereto as Exhibit 99.4, and are not necessarily indicative of the results that actually would have been attained if our acquisition of Specialty had been completed on the dates indicated, or indicative of the results that may be attained in the future. Such statements should be read in conjunction with the historical financial statements of Allis-Chalmers and Specialty.
(d) Exhibits

Exhibit Number	Description
23.2	Consent of UHY Mann Frankfort Stein & Lipp CPAs, LLP

99.3	Financial statements of Specialty for the years ended December 31, 2005 and 2004

99.4	Pro forma financial information for the years ended December 31, 2005 and 2004

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALLIS-CHALMERS ENERGY INC.

Date: April 3, 2006	By:	/s/ Theodore F. Pound III

Theodore F. Pound III
General Counsel and Secretary

EXHIBIT INDEX

Exhibit Number	Description
23.2	Consent of UHY Mann Frankfort Stein & Lipp CPAs, LLP

99.3	Financial statements of Specialty for the years ended December 31, 2005 and 2004

99.4	Pro forma financial information for the years ended December 31, 2005 and 2004